                                                                   EXHIBIT 10.1A


                                FIRST AMENDMENT
                                       TO
                             PARENT LOAN AGREEMENT


     THIS FIRST AMENDMENT TO PARENT LOAN AGREEMENT (this "Amendment"), dated
                                                          ---------
as of the 30th day of October, 1998 (the "Amendment Date"), by and among
                                          --------------
AMERICAN TOWER CORPORATION, a Delaware corporation (the "Borrower"), the
                                                         --------
FINANCIAL INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders (as defined in
                           --------------------
the Loan Agreement defined below);


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Parent Loan Agreement dated as of June 16, 1998 (as amended, modified, supplemented and restated from time to time, the
"Loan Agreement"); and
 --------------

     WHEREAS, the Borrower has informed the Administrative Agent that it would like to make investments (a) in entities with whom it has not signed an acquisition agreement and (b) using assets, neither of which is currently permitted under Section 7.6, Investments and Acquisitions, of the Loan
                             ----------------------------
Agreement; and Agreement; and

     WHEREAS, the Borrower has requested that the Lenders amend the Loan Agreement to permit such investments; and

     WHEREAS, the Borrower and the Lenders have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

      1.   Amendments to Article 7.
           -----------------------

      (a)  Section 7.6 of the Loan Agreement, Investments and Acquisitions, is
                                              ----------------------------
hereby amended by deleting subsection (b) thereof in its entirety and by substituting the following in lieu thereof:

           "(b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries using (i) cash or, (ii)(A) that certain tower located in Newton, Massachusetts (acquired from Intracoastal Broadcasting, Inc.) and (B) with the consent of the Majority Lenders, other assets, which, in the aggregate for clauses (i) and (ii) hereof do not exceed, at any time, (x) the sum of (i) $50,000,000 and (ii) equity proceeds (which may be retained by the Borrowers under Section 2.7 hereof) not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof, minus (y) the aggregate value of the assets invested
                            -----
     (valuing such assets at the time of Investment as may be agreed to by the Administrative Agent), if any, in such Unrestricted Subsidiaries."

     (b)   Section 7.6 of the Loan Agreement, Investments and Acquisitions, is
                                              ----------------------------
hereby further amended by deleting subsection (d) thereof in its entirety and by substituting the following in lieu thereof:

           "(d) so long as no Default then exists or would be caused thereby and subject to compliance with Section 5.13 hereof, make Investments in communications sites and in related companies and related businesses using cash in an aggregate amount not to exceed, at any time, the sum of (A) $25,000,000 and (B) equity proceeds (which may be retained by the Borrowers under Section 2.7 hereof) not used to pay the Separation Obligations or to make I nvestments permitted under Sections 7.6(b) and (c); provided,
                                                                --------
     however, that no more than $30,000,000 may be invested hereunder in the
     -------
     aggregate in any Persons with whom the Parent, either Borrower or any of their Subsidiaries has not executed a binding acquisition or merger agreement;"

     2.    No Other Amendment or Waiver.  Except for the amendments set
           ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative

Agent, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     3.    Loan Documents.  This document shall be deemed to be a Loan
           --------------
Document for all purposes under the Loan Agreement and the other Loan Documents.

     4.    Counterparts.  This Amendment may be executed in any number of
           ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     5.    Governing Law.  This Amendment shall be construed in accordance
           -------------
with and governed by the laws of the State of New York.

     6.    Severability.  Any provision of this Amendment which is
           ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.



BORROWER:                AMERICAN TOWER CORPORATION


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


ADMINISTRATIVE AGENT
AND LENDERS:             TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and for the Lenders and as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         ARCHIMEDES FUNDING II, LTD., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         BANK OF MONTREAL, CHICAGO BRANCH, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------

                         DEBT STRATEGIES FUND, INC., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------



                         DEBT STRATEGIES FUND II, INC., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         FIRST DOMINION FUNDING I, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------

                         ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                         HOLDINGS, LDC

                         By ING Capital Advisors, Inc., as Investment Advisors, Inc., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         KZH III LLC, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         KZH IV LLC, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------



                         MERRILL LYNCH DEBT STRATEGIES PORTFOLIO, as a Lender

                         By Merrill Lynch Asset Management, L.P., as Investment Advisor


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender

                         By Merrill Lynch Asset Management, L.P., as Investment Advisor


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         OCTAGON LOAN TRUST, by Octagon Credit Investors, as Manager, as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------

                         PACIFICA PARTNERS I, L.P., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         SANKATY HIGH YIELD ASSET PARTNERS, L.P., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------

                         SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------


                         UNION BANK OF CALIFORNIA, N.A., as a Lender


                         By:
                            -------------------------------------

                              Title:
                                    -----------------------------